SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549


                                   FORM  8-K


                               CURRENT  REPORT
                   PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                        SECURITIES  EXCHANGE  ACT  OF  1934


                        Date  of  Report:    July  10,  1997



                          COMPAQ  COMPUTER  CORPORATION
            (Exact  Name  of  Registrant  as  Specified  in  Charter)



        DELAWARE                       1-9026                 76-0011617
(State or Other Jurisdiction         (Commission            (IRS Employer
      of  Incorporation)             File Number)         Identification No.)



                    20555  SH  249,  HOUSTON,  TEXAS  77070-2698
                    (Address  of  Principal  Executive  Offices)


                               (281)  370-0670
              (Registrant's  telephone  number,  including  area  code)




Item  5.        Other  Events.

     In a release dated July 10, 1997, Compaq Computer Corporation (NYSE:CPQ) announced its financial results for the period ended June 30, 1997, including an unaudited consolidated balance sheet as of June 30, 1997, and an unaudited consolidated statement of income for the period ended June 30, 1997. The news release is attached as Exhibit 99.


Item  7.        Exhibit

     Exhibit  99  --  News  Release  dated  July  10,  1997.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July  10,  1997                                  COMPAQ COMPUTER CORPORATION




                                                  /s/ Linda S. Auwers
                                                 _______________________________
                                                 Linda  S.  Auwers
                                                 Vice  President  and  Assistant
                                                 General  Counsel